RYDEX SERIES FUNDS

                      ESSENTIAL PORTFOLIO CONSERVATIVE FUND
                        ESSENTIAL PORTFOLIO MODERATE FUND
                       ESSENTIAL PORTFOLIO AGGRESSIVE FUND

                   Supplement dated September 28, 2006 to the
                H-Class, A-Class and C-Class Shares Prospectuses
               dated June 30, 2006, as supplemented July 31, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

The paragraph entitled "High Yield Risk" on page 5 is removed.

The following paragraph is added to the "Principal Risks of Investing in the Funds" section beginning on page 18 of the H-Class Prospectus and page 21 of the A-Class and C-Class Prospectus:

DEPOSITARY RECEIPT RISK (ALL FUNDS) - The underlying funds may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in a fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of an underlying fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the underlying fund. Foreign securities markets also generally have less trading volume and less liquidity than U.S. securities markets. Investments in the underlying foreign securities also involve political and economic risks.

THE FOLLOWING CHANGES ARE EFFECTIVE SEPTEMBER 30, 2006:

The following paragraph is added to the "Principal Risks" section beginning on page 3:

STRUCTURED NOTE RISK - The Funds may invest in the Commodities Fund. The Commodities Fund intends to invest in commodity-linked structured notes to a significant extent. A highly liquid secondary market may not exist for the commodity-linked structured notes the Commodities Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Commodities Fund to sell the commodity-linked structured notes it holds at an acceptable price or accurately value them.

The following paragraph is added to the "Principal Risks of Investing in the Funds" section beginning on page 18 of the H-Class Prospectus and page 21 of the A-Class and C-Class Prospectus:

STRUCTURED NOTE RISK (ALL FUNDS) - The Funds may invest in the Commodities Fund. The Commodities Fund intends to invest in commodity-linked structured notes. Commodity-linked structured notes provide exposure to the investment returns of "real assets" (I.E., assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. A highly liquid secondary market may not exist for the commodity-linked structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds may increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

REPS-1-0906x0807

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